UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 24, 2017, WRKCo Inc. (“WRKCo”), formerly known as WestRock Company, completed a private placement of $500.0 million aggregate principal amount of its 3.0% Senior Notes due 2024 and $500.0 million aggregate principal amount of its 3.375% Senior Notes due 2027 (the “2017 Notes”). On March 6, 2018, WRKCo completed a private placement of $600.0 million aggregate principal amount of its 3.75% Senior Notes due 2025 and $600.0 million aggregate principal amount of its 4.0% Senior Notes due 2028 (the “March 2018 Notes”). On December 3, 2018, WRKCo completed a private placement of $750.0 million aggregate principal amount of its 4.65% Senior Notes due 2026 and $750.0 million aggregate principal amount of its 4.9% Senior Notes due 2029 (the “December 2018 Notes” and, together with the 2017 Notes and the March 2018 Notes, the “Original Notes”). The Original Notes are fully and unconditionally guaranteed on a joint and several basis by WestRock Company (“WestRock”), the direct parent of WRKCo, and WestRock MWV, LLC and WestRock RKT, LLC, each a 100% owned domestic subsidiary of WRKCo (collectively, the “Guarantors”). In connection with each of the private placements noted above, WRKCo and certain of the Guarantors entered into a registration rights agreement with the respective initial purchasers in which WRKCo agreed, among other things, to file a registration statement covering an offer to exchange each series of the Original Notes for a new issue of exchange notes registered under the Securities Act of 1933, as amended, with substantially identical terms. WestRock intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to satisfy its obligations under each of the registration rights agreements.

WestRock is filing this Current Report on Form 8-K to include the condensed consolidating financial information of WestRock specified by Rule 3-10 of Regulation S-X in WestRock’s consolidated financial statements, and the notes thereto, originally filed on November 16, 2018, as part of WestRock’s Annual Report on Form 10-K for the year ended September 30, 2018. The consolidated financial statements, and the notes thereto, are set forth in Exhibit 99.1 to this Current Report on Form 8-K and replace and supersede those financial statements referenced in Part II, Item 8, and Part IV, Item 15, of WestRock’s Annual Report on Form 10-K for the year ended September 30, 2018. Other than the addition of the condensed consolidating financial information of WestRock specified by Rule 3-10 of Regulation S-X, no other changes to WestRock’s previously issued financial statements have been made.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.Description

23	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.
99.1	Consolidated Financial Statements and Supplementary Data for the three years ended September 30, 2018.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: January 16, 2018	By:	/s/ Robert B. McIntosh
Robert B. McIntosh